First Midwest Bancorp, Inc.

Earnings Call Presentation:
2018 Third Quarter

October 24, 2018

Q3 '18 Financial Highlights

EPS

- Generated EPS of $0.52 compared to $0.29 and $0.37 for Q2 '18 and Q3 '17, respectively, includes $0.08 due to certain income tax benefits and $0.02 due to Delivering Excellence implementation costs
  - Increased EPS, adjusted[1] to $0.46, up 15% and 39% from Q2 '18 and Q3 '17, respectively
  - Produced ROATCE, adjusted[1] of 16.5%, up 170 bps and 410 bps from Q2 '18 and Q3 '17, respectively

Loans and Deposits

- Grew loans to $11bn, up 6% annualized from Q2 '18 and 6% from Q3 '17
- Increased total average deposits to $11.6bn, up 2% from Q2 '18 and 4% from Q3 '17

NII and NIM

- Expanded NII to $132mm, up 4% from Q2 '18 and 10% from Q3 '17
- Increased NIM to 3.92%; NIM, excluding accretion[1] up 2 bps compared to Q2 '18 and 17 bps from Q3 '17

Asset Quality

- NCOs to average loans, annualized of 0.29%, down from 0.36% for Q2 '18 and 0.30% for Q3 '17
- Reported NPAs to total loans plus OREO of 0.74%, up 4 bps from Q2 '18 and down 12 bps from Q3 '17

Noninterest Income

- Down 3% from Q2 '18 and 2% from Q3 '17 excluding the accounting reclassification and net securities gains; impacted by lower capital market products income

Noninterest Expense

- Improved efficiency ratio[1] to 56%, down from 60% in Q2 '18 and 59% in Q3 '17

Dividends

- Declared dividends per share of $0.11, consistent with Q2 '18 and up 10% from Q3 '17

Completed Northern States Acquisition in Q4 '18; adding to the Company's Strong Core Deposit Base

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] This financial measure excludes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Loans


$10,390
$10,892
$11,051
18%
30%
14%
38%
19%
29%
13%
39%
20%
28%
12%
40%
Q3 '17
Q2 '18
Q3 '18
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Highlights

- **Up 6%, annualized from Q2 '18**
  - 5% corporate growth, annualized
    - Led by 16% C&I growth, annualized, offsetting CRE payoffs
  - 11% consumer growth, annualized – reflecting both organic and purchased growth
- **Up 6% from Q3 '17**
- **Average loans grew 7%, annualized and 7% from Q2 '18 and Q3 '17, respectively**
- **Mix remains relatively unchanged**
- **Loan yield, excluding accretion[1], was 4.70%, up 9 bps from Q2 '18 and 39 bps from Q3 '17, reflecting higher rates**

Q4 '18 Outlook:

Mid-single digit annualized growth excluding Northern States

Dollars in millions
Balances shown are end of period
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] This financial measure excludes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Asset Quality

NPAs



2.00%
1.00%
0.00%
0.86%
0.70%
0.74%
Q3 '17
Q2 '18
Q3 '18
NPAs / Loans + other real estate owned

NCOs



0.70%
0.40%
0.10%
0.39%
0.43%
0.41%
0.30%
0.36%
0.29%
Q3 '17
Q2 '18
Q3 '18
Provision / Avg Loans(1)
NCOs / Avg Loans (1)

ACL



1.50%
1.00%
0.50%
1.09%
1.00%
1.01%
0.92%
0.90%
0.91%
Q3 '17
Q2 '18
Q3 '18
ACL / Loans, excluding acquired loans
ACL / Loans

Highlights

- **NPAs relatively stable**
- **NCOs to average loans down from Q2 '18 and Q3 '17**
- **Provision reflects NCOs, loan growth, and underlying loan mix**

Q4 '18 Outlook:

- **NCOs expected to remain in the 30 bps range**
- **Provision expense expected to remain approximately $10mm**

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[1] Annualized based on the actual number of days for each period presented.

Deposits



$11,143
$11,378
$11,559
14%
18%
18%
18%
32%
16%
16%
18%
18%
32%
17%
15%
19%
17%
32%
83% Core
Q3 '17
Q2 '18
Q3 '18
Demand
Savings
NOW
Money Market
Time

Highlights

- **Average deposits of $11.6bn, up 2% and 4% from Q2 '18 and Q3 '17**
  - Average time deposits up 7% and 28% from Q2 '18 and Q3 '17, respectively
- **Loans to deposits of 96%**
- **Mix relatively unchanged, 61% retail, 27% commercial, 12% public**
- **Average core deposit ratio of 83%**

Q4 '18 Outlook:

Low-single digit average deposit growth excluding Northern States; stable away from Northern States

Dollars in millions
Balances shown are QTD averages
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Net Interest Income

Net Interest Income Trend and Composition

	Periods Ended		
	Q3 '17	Q2 '18	**Q3 '18**
Total interest-earning assets	$ 12,544	$ 13,181	**$ 13,473**
NIM[1]	3.86 %	3.91 %	**3.92 %**
Accretion	(0.24)%	(0.14)%	**(0.13)%**
NIM, adjusted[1]	3.62 %	3.77 %	**3.79 %**
Tax reform impact on FTE	N/A	0.03 %	**0.03 %**



$120
$8
$127
$4
$132
$5
Q3 '17
Q2 '18
Q3 '18
Periods Ended
NII
Accretion
Tax-equivalent adjustment

Highlights

- **NII up 4% from Q2 '18 and 10% from Q3 '17**
  - Accretion consistent with Q2 '18 and down $3mm from Q3 '17
- **NIM, adjusted[1] of 3.79%, up 2 bps from Q2 '18 and 17 bps from Q3 '17**
  - Reflective of higher rates and earning asset growth, partially offset by higher funding costs
- **Strong core deposits base allowed for controlled funding costs through 5 rate hikes since Q3 '17**

Q4 '18 Outlook:

- **NII up 3% to 4%**
- **NIM consistent with Q3 '18**
  - **NIM, excluding accretion modest decline reflecting Northern States mix**
- **Scheduled accretion of $5mm (including Northern States)**

Dollars in millions

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail.

Noninterest Income

Noninterest Income Trend and Composition

	Periods Ended			September 30, 2018 Percent Change From	
	Q3 '17	Q2 '18	**Q3 '18**	Q2 '18	Q3 '17
Noninterest income as reported	$ 43	$ 37	**$ 35**	(3)%	(18)%
Net securities gains	(3)	—	**—**	—	(100)
Accounting reclassification	(4)	—	**—**	—	(100)
Noninterest income, adjusted[(1)]	$ 36	$ 37	**$ 35**	(3)%	(2)%



$43
$37
$35
Q3 '17
Q2 '18
Q3 '18
Periods Ended
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income(2)

Highlights

- **Noninterest income, adjusted[(1)] down from Q2 '18 and Q3 '17**
  - Impacted primarily by lower capital products income, which fluctuates quarter to quarter
- **Assets under management of $11bn and wealth management fees grew 10% and 5%, respectively, from Q3 '17**

Q4 '18 Outlook:

Modest growth (low-single digit)

Dollars in millions

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

(1) This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.

(2) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

Noninterest Expense Trend and Composition

	Periods Ended			September 30, 2018 Percent Change From	
	Q3 '17	Q2 '18	**Q3 '18**	Q2 '18	Q3 '17
Noninterest expense as reported	$ 97	$ 113	**$ 96**	(15)%	(1)%
Accounting reclassification	(4)	—	**—**	—	(100)
Acquisition and integration related expenses	—	—	**—**	(100)	(84)
Delivering Excellence implementation costs	—	(15)	**(2)**	(85)	(100)
Noninterest expense, adjusted[1]	$ 93	$ 98	**$ 94**	(4)%	1 %



$97
$113
$15
$96
$2
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Merchant card
Other
Adjustments[2]
Q3 '17
Q2 '18
Q3 '18
Periods Ended

Highlights

- **Noninterest expense, adjusted[1] of $94mm**
  - Down 4% from Q2 '18 and consistent with Q3 '17
  - $1mm of expense related to charitable contribution
- **Delivering Excellence implementation costs of $2mm, in-line with expectations**
- **Controlled expenses as Delivering Excellence recurring benefits begin to be realized**
  - Efficiency ratio[1] of 56%, down from 60% at Q2 '18 and 59% at Q3 '17
  - $2mm of recurring Delivering Excellence benefits realized

Q4 '18 Outlook:

- **$94mm – $96mm, plus $2mm additional for Northern States**
  - **Delivering Excellence recurring benefit grows to $3mm**

Dollars in millions

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[1]This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail or discussion.

[2]Adjustments include acquisition and integration related expenses and Delivering Excellence implementation costs.

Capital

	Q3 '17	Q2 '18	Q3 '18
Company Regulatory Capital Ratios:			
• **CET1 capital to RWA**	9.42%	9.68%	**9.93%**
• **Tier 1 capital to RWA**	9.83%	10.09%	**10.34%**
• **Total capital to RWA**	11.79%	12.07%	**12.32%**
Company Tangible Common Equity Ratios[(1)]:			
• **TCE to tangible assets**	8.25%	8.04%	**8.21%**
• **TCE to RWA**	9.02%	9.16%	**9.33%**

Highlights

- Q3 '18 capital ratios benefit from strong earnings, partially offset by loan growth
- Q3 '17, capital ratios benefit from the sale of the Company's CDO portfolio in Q4 '17, partially offset by the impact of certain Basel III phase-in provisions

Q4 '18 Outlook:

Modest growth in Total and CET1 capital; 30 bps migrates from Tier 1 to Tier 2 with crossing $15bn

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
[(1)]This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.

Delivering Excellence

Natural Next Step

Enhance the customer experience . . .

- **Faster delivery of service** through streamlined processes, improving customer onboarding through account servicing
- **More efficient client coverage model across segments**
- **Deepen customer relationships** across business units, providing additional products to suit needs

...and Improve efficiency of operations

- **Identified run rate benefits of** ~$27mm ($22mm cost savings, $5mm revenue by 2021)
  - Cost reductions largely completed by Q4 '18
  - Anticipated revenue lift in future years, primarily greater Retail product penetration
  - Investor guidance of 2019 earnings benefit ≥ $20mm will be achieved
- **Work progresses according to plan, potential for further upside**

Delivering Excellence
Projected Financial Impact


2018
2019
2020
2021
Recurring benefit
$5
$5
$22
$2
$20
$26
$5
$21
$27
$5
$22
Implementation costs
-$22
$-2
$-1
$0
Net impact
-$18
$20
$25
$27
Cost
Revenue

- **Immediate,sustainable profit improvement**
  - Cost reductions largely completed by Q4 '18, reflecting:
    - Closing and consolidation of 19 locations
    - 7% staff reduction, nearly half through attrition
- **Implementation costs of ~ $22mm in 2018, ($2mm in Q3 '18 and $15mm in Q2 '18)**
- **Recurring benefits of $2mm in Q3 '18**
- **1 year earnback period, solely on lower costs**
- **Revenue growth expected to fund future investment needs**

Overview of Northern States

Transaction Highlights

Compelling Rationale

- Expands Chicagoland presence in attractive Lake County
- Attractive deposit franchise
- Low risk integration

Financially Attractive

- Full year earnings per share accretion estimated at approximately 2% ($0.05) in 2020; ~75% in 2019
- Tangible book value earn back of less than 2.5 years[1]
- Internal rate of return in excess of 20%

Valuation Multiples[2]

- 1.7x tangible book value per share
- Core deposit premium of 10.7%
- 10.8x LTM earnings including fully phased in after-tax cost savings

Conservative Transaction Assumptions

- ~50% reduction in Northern States' total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

Close Date Financial Snapshot

- $550mm in total assets
- $465mm in deposits, ~75% core
- $305mm in loans

Branch Networks


47
94
59
56
110
55
Woodstock
McHenry
North Chicago
Lake Forest
Vernon Hills
Lake in the Hills
Highland Park
Carpentersville
Northbrook
Glenview
Evanston
Elgin
Niles Skokie
Streamwood
Addison
St Charles
Carol Stream
Elmhurst
Geneva
Oak Park
Wheaton
Batavia
Cicero
First Midwest (Northern Region)
Northern States

Completed October 12, 2018, Operating Systems Conversion Expected in Q4 '18

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

[1] Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

[2] Based on First Midwest's closing stock price on date of announcement, June 5, 2018, of $26.73.

First Midwest Bancorp, Inc.

Q4 '18 Outlook Recap

Outlook Updated to Include Northern States

Loans and Deposits

- Mid-single digit annualized growth excluding Northern States
- Low-single digit average deposit growth excluding Northern States; stable away from Northern States

NII/NIM

- NII up 3% to 4%
- NIM consistent with Q3 '18
  - NIM, excluding accretion modest decline reflecting Northern States mix
- Scheduled accretion of $5mm (including Northern States)

Noninterest Income

- Modest growth (low-single digit)

Noninterest Expense

- $94mm – $96mm, plus $2mm additional for Northern States
  - Delivering Excellence recurring benefit grows to $3mm

Asset Quality

- NCOs expected to remain in the 30 bps range
- Provision expense expected to remain approximately $10mm

Taxes

- Effective tax rate expected to be approximately 25%

Capital

- Modest growth in Total and CET1 capital; 30 bps migrates from Tier 1 to Tier 2 with crossing $15bn

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Financial Results

	Periods Ended		
	Q3 '17	Q2 '18	**Q3 '18**
Net Interest Income	$ 120	$ 127	**$ 132**
Loan Loss Provision	10	12	**11**
Noninterest Income	40	37	**35**
Net Securities Gains	3	—	**—**
Noninterest Expense	97	113	**96**
Income before Income Taxes	56	39	**60**
Income Tax Expense	18	10	**7**
Net Income	$ 38	$ 29	**$ 53**
EPS	$ 0.37	$ 0.29	**$ 0.52**
EPS, Adjusted(1)	$ 0.33	$ 0.40	**$ 0.46**
ROATCE	14.0%	10.8%	**18.6%**
ROATCE, Adjusted(1)	12.4%	14.8%	**16.5%**
Efficiency Ratio(1)	59%	60%	**56%**

Highlights

- **Generated EPS of $0.52, up from $0.29 and $0.37 for Q2 '18 and Q3 '17, respectively**
  - EPS, adjusted(1) of $0.46, up 15% and 39% from Q2 '18 and Q3 '17
  - Certain tax benefits impacted EPS by $0.08; Delivering Excellence implementation costs impacted EPS by $0.02
- **Produced ROATCE, adjusted(1) of 16.5%, up from 14.8% at Q2 '18 and 12.4% at Q3 '17**
- **Q3 '18 net income reflects:**
  - Higher NII due to interest rates and growth in assets, partially offset by lower accretion and higher cost of funds
  - Lower noninterest expense, adjusted(1) as Delivering Excellence recurring benefits begin to be realized

Dollars in millions, except per share data

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

(1) These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

Appendix

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to our future financial performance, including the related outlook for 2018, the performance of our loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including actions, goals, and expectations, as well as costs and benefits therewith and the timing thereof, anticipated trends in our business, regulatory developments, the impact of tax reform, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as our subsequent filings made with the Securities and Exchange Commission ("SEC"). However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact our business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII (including its individual components), NIM, NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, tangible common equity to tangible assets, tangible common equity to risk-weighted assets, and return on average tangible common equity, adjusted.

The Company presents EPS, the efficiency ratio, and return on average tangible common equity, all adjusted for certain significant transactions. These transactions include certain income tax benefits aligned with tax reform (third quarter of 2018), Delivering Excellence implementation costs (third and second quarters of 2018 and first nine months of 2018), acquisition and integration related expenses associated with completed and pending acquisitions (third quarter and first nine months of 2018 and second quarter and first nine months of 2017), the revaluations of DTAs (third quarter and first nine months of 2017), and certain actions resulting in securities gains (third quarter of 2017). Management believes excluding these transactions from EPS, the efficiency ratio, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification and net securities gains, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. Management believes that excluding these items from noninterest income and noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented at the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, the Company presents the tax-equivalent loan yield, excluding accretion, and tax-equivalent NIM, adjusted, which excludes acquired loan accretion. Management believes these ratios may enhance comparability for peer comparison purposes and may be useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Non-GAAP Financial Information

	Quarters Ended		
	September 30, 2017	June 30, 2018	September 30, 2018
Earnings Per Share			
Net income	$ 38,235	$ 29,600	$ 53,352
Net income applicable to non-vested restricted shares	(340)	(240)	(441)
Net income applicable to common shares	37,895	29,360	52,911
Adjustments to net income:			
DTA revaluation	(2,846)	—	—
Losses from securities portfolio repositioning	(3,197)	—	—
Tax effect of losses from securities portfolio repositioning	1,311	—	—
Acquisition and integration related expenses	384	—	60
Tax effect of acquisition and integration related expenses	(157)	—	(15)
Delivering Excellence implementation costs	—	15,015	2,239
Tax effect of Delivering Excellence implementation costs	—	(3,754)	(560)
Income tax benefits[1]	—	—	(7,798)
Total adjustments to net income	(4,505)	11,261	(6,074)
Net income applicable to common shares, adjusted[2]	$ 33,390	$ 40,621	$ 46,837
Weighted-average diluted common shares outstanding	101,772	102,159	102,178
Diluted EPS	$ 0.37	$ 0.29	$ 0.52
Diluted EPS, adjusted[2]	$ 0.33	$ 0.40	$ 0.46

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended		
	September 30, 2017	June 30, 2018	September 30, 2018
Efficiency Ratio Calculation			
Noninterest expense	$ 97,190	$ 113,416	$ 96,477
Less:			
Net OREO expense	(657)	256	413
Acquisition and integration related expenses	(384)	—	(60)
Delivering Excellence implementation costs	—	(15,015)	(2,239)
Total	$ 96,149	$ 98,657	$ 94,591
Tax-equivalent NII[3]	$ 121,935	$ 128,442	$ 133,161
Noninterest income	43,348	36,947	35,666
Less: net securities gains	(3,197)	—	—
Total	$ 162,086	$ 165,389	$ 168,827
Efficiency ratio	59.32%	59.65%	56.03%
Tax-Equivalent NII / NIM			
NII	$ 119,893	$ 127,403	$ 132,027
Tax-equivalent adjustment	2,042	1,039	1,134
Tax-equivalent NII[3]	121,935	128,442	133,161
Less: accretion	(7,581)	(4,445)	(4,565)
Tax-equivalent NII, adjusted	$ 114,354	$ 123,997	$ 128,596
Average interest-earning assets	$ 12,544,134	$ 13,181,410	$ 13,472,619
NIM[3]	3.86%	3.91%	3.92%
NIM, adjusted[3]	3.62%	3.77%	3.79%
Loan Yield			
Tax-equivalent loan interest income	$ 119,267	$ 128,442	$ 134,768
Less: accretion	(7,581)	(4,445)	(4,565)
Tax-equivalent loan interest income, adjusted	$ 111,686	$ 123,997	$ 130,203
Average loans	$ 10,277,420	$ 10,788,285	$ 10,980,916
Loan yield	4.60%	4.77%	4.87%
Loan yield, excluding accretion	4.31%	4.61%	4.70%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended		
	September 30, 2017	June 30, 2018	September 30, 2018
Tangible Common Equity			
Stockholders' equity	$ 1,865,130	$ 1,883,563	$ 1,917,675
Less: goodwill and other intangible assets	(750,436)	(753,020)	(751,248)
Tangible common equity	$ 1,114,694	$ 1,130,543	$ 1,166,427
Total assets	$ 14,267,142	$ 14,818,076	$ 14,961,499
Less: goodwill and other intangible assets	(750,436)	(753,020)	(751,248)
Tangible assets	$ 13,516,706	$ 14,065,056	$ 14,210,251
Tangible common equity to tangible assets	8.25%	8.04%	8.21%
Return on Average Tangible Common Equity			
Net income applicable to common shares	$ 37,895	$ 29,360	$ 52,911
Intangibles amortization	1,931	1,794	1,772
Tax effect of intangibles amortization	(792)	(449)	(443)
Total adjustments to net income[2]	(4,505)	11,261	(6,074)
Net income applicable to common shares, excluding intangibles amortization, adjusted[1]	$ 34,529	$ 41,966	$ 48,166
Average stockholders' equity	$ 1,855,647	$ 1,890,727	$ 1,909,330
Less: average intangible assets	(751,366)	(753,887)	(752,109)
Average tangible common equity	$ 1,104,281	$ 1,136,840	$ 1,157,221
ROATCE, adjusted[2][4]	12.41%	14.81%	16.51%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.
Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended		
	September 30, 2017	June 30, 2018	September 30, 2018
Risk-Based Capital Data			
Common stock	$ 1,123	$ 1,124	$ 1,124
Additional paid-in capital	1,029,002	1,025,703	1,028,635
Retained earnings	1,082,921	1,122,107	1,164,133
Treasury stock, at cost	(209,880)	(200,971)	(201,084)
Goodwill and other intangible assets, net of deferred tax liabilities	(738,645)	(753,020)	(751,248)
Disallowed DTAs	(275)	(389)	—
CET1 capital	1,164,246	1,194,554	1,241,560
Trust-preferred securities	50,690	50,690	50,690
Other disallowed DTAs	(69)	(97)	—
Tier 1 capital	1,214,867	1,245,147	1,292,250
Tier 2 capital	242,652	244,795	248,118
Total capital	$ 1,457,519	$ 1,489,942	$ 1,540,368
Risk-weighted assets	$ 12,362,833	$ 12,345,200	$ 12,500,342
Adjusted average assets	$ 13,439,744	$ 13,907,100	$ 14,202,776
Total capital to risk-weighted assets	11.79%	12.07%	12.32%
Tier 1 capital to risk-weighted assets	9.83%	10.09%	10.34%
CET1 to risk-weighted assets	9.42%	9.68%	9.93%
Tier 1 capital to average assets	9.04%	8.95%	9.10%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Footnotes to Non-GAAP Reconciliations

(1) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(2) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

(3) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%.

(4) Annualized based on the actual number of days for each period presented.

Glossary of Terms

Accounting reclassification - As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.
ACL - Allowance for credit losses
AUM - Assets under management
bn - Billion
bps - Basis points
C&I - Commercial and industrial
CDO - Collateralized debt obligation
CET1 - Common equity Tier 1
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
First Midwest Bancorp, Inc. - the Company or First Midwest
FTE - Fully tax-equivalent
GAAP - U.S. Generally accepted accounting principles
LTM - Last twelve months
mm - Million
N/M - Not meaningful
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
Tax reform - Federal income tax reform legislation
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets